                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 2003



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-16383                 95-4352386
 (State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                         Identification
                                                                    Number)





              333 Clay Street
                 Suite 3400
               Houston, Texas                                        77002
  (Address of principal executive offices)                         (Zip Code)


                                 (713) 659-1361
              (Registrant's telephone number, including area code)

ITEM 2.  Acquisition or Disposition of Assets
ITEM 5.  Other Events

     On March 3, 2003, Cheniere Energy, Inc. (the "Company") issued a press release announcing that it had closed the transactions contemplated by the Contribution Agreement, dated as of August 26, 2002, as amended by (i) the Extension and Amendment to Contribution Agreement, dated as of September 19, 2002, (ii) the Second Extension and Amendment to Contribution Agreement, effective as of October 4, 2002, and (iii) the Third Amendment to Contribution Agreement, dated as of February 27, 2003, in each case, by and among Freeport LNG Investments, LLC, Freeport LNG-GP, Inc., the Company, Cheniere LNG, Inc. and Freeport LNG Terminal, L.L.C.

     The press release also announced that Contango Oil & Gas Company exercised its option to acquire from the Company a 10% interest in Freeport LNG Development, L.P. pursuant to the Partnership Interest Purchase Agreement, dated as of March 1, 2003.

     The press release and the material contracts governing the transactions described therein are attached hereto as exhibits and incorporated herein in their entirety.

ITEM 7.  Financial Statements and Exhibits.

     (b) Pro Forma Financial Information.

     In August 2002, Cheniere entered into a Contribution Agreement with entities controlled by Michael S. Smith providing for the formation of a limited partnership, Freeport LNG Development, L.P. (Development) to develop the Freeport receiving terminal. Under the terms of the Contribution Agreement, Cheniere contributed its site lease option at Freeport, its technical expertise and know-how, and all of the work in progress related to the Freeport project in exchange for a 40% interest in Development. Michael S. Smith, through a controlled entity, Freeport LNG Investments, LLC (Investments), will pay Cheniere $5,000,000 in installments and contribute up to $9,000,000 to fund Freeport project expenses before additional contributions may be required of Cheniere. Investments holds a 60% interest in Development and Michael S. Smith will manage the project as chief executive officer of Development. The transaction was consummated on February 27, 2003.

     On March 1, 2003, pursuant to an existing option purchase agreement, Cheniere sold a 10% interest in Development to Contango Oil & Gas Company for $2,333,333, payable over time. Cheniere retained a 30% interest in Development. In connection with the closing of the transactions in 2003, Cheniere issued warrants for the purchase of 1,000,000 shares of its common stock at a price of $2.50 per share, exercisable for a period of 10 years.

         The following sets forth the pro forma effects of the transactions on Cheniere's balance sheet, as if the transactions had been consummated at September 30, 2002, which is the most recent date for which a balance sheet has been prepared and filed with the Securities and Exchange Commission.

                                                        Historical                 Pro Forma Adjustments                Pro Forma
                                                      -------------        ------------------------------------       --------------
                                                       (Unaudited)
Current Assets                                        $   1,195,299        $   650,000  (1)    $  (415,000) (1)       $   3,967,299
                                                                               944,000  (1)        (60,000) (4)
                                                                              (944,000) (6)        384,000  (6)
                                                                             1,000,000  (7)       (370,000) (6)
                                                                             1,583,000  (8)
Oil and Gas Properties                                   17,228,728                                                      17,228,728
LNG Site Costs                                            1,525,000           (125,000) (1)     (1,400,000) (2)                   -
Investment in Partnership                                         -          1,400,000  (2)        750,000  (5)           4,939,000
                                                                             4,760,000  (3)     (1,000,000) (7)
                                                                               600,000  (4)     (1,571,000) (8)
Other                                                       251,186                                                         251,186
                                                      -------------                                                   -------------
     Total Assets                                     $  20,200,213                                                   $  26,386,213
                                                      =============                                                   =============

Current Liabilities                                   $   3,213,112        $  (415,000) (1)    $   540,000  (4)       $   1,658,112
                                                                              (370,000) (6)       (560,000) (6)
                                                                              (750,000) (8)
Stockholders' Equity
   Common Stock                                              39,892                                                          39,892
   Additional Paid-in-Capital                            41,343,662            750,000  (5)                              42,093,662
   Accumulated Deficit                                  (24,396,453)         1,469,000  (1)      4,760,000  (3)         (17,405,453)
                                                                               762,000  (8)
                                                      -------------                                                   -------------
     Total Stockholders' Equity                          16,987,101                                                      24,728,101
                                                      -------------                                                   -------------
     Total Liabilities and Stockholders' Equity       $  20,200,213                                                   $  26,386,213
                                                      =============                                                   =============

The pro forma adjustments include the following entries:
     (1) To record $650,000 pre-closing payment received from Investments, payment of $415,000 of project payables, recovery of $125,000 of LNG site costs and $1,469,000 of G&A expenses and $944,000 accounts receivable for the balance of reimbursable costs,
     (2) To reclassify $1,400,000 in LNG site costs to Investment in Partnership,
     (3)  To record $4,760,000 gain on sale of 60% interest in Freeport project,
     (4) To record $600,000 in financial advisor fees, of which $60,000 had been previously accrued,
     (5)  To record the issuance of warrants valued at $750,000,
     (6) To record collection of $944,000 account receivable through $384,000 cash reimbursement, and $560,000 assumption of liabilities by Development, and repayment of $370,000 in payables,
     (7)  To record the $1,000,000 first installment payment by Development and
     (8) To record $2,333,000 sale by Cheniere of 10% interest in Development and resulting $762,000 gain, establishing $1,583,000 in receivables and canceling $750,000 note payable.

          (c)  Exhibits.

               10.1 Contribution Agreement, dated as of August 26, 2002, by and among Freeport LNG Investments, LLC, Freeport LNG-GP, Inc., Cheniere Energy, Inc., Cheniere LNG, Inc. and Freeport LNG Terminal, L.L.C. (Incorporated by reference to Exhibit 2 of the Company's Current Report on Form 8-K filed on September 4, 2002
                         (File No. 1-16383)).

               10.2 Extension and Amendment to Contribution Agreement, dated as of September 19, 2002, by and among Freeport LNG Investments, LLC, Freeport LNG-GP, Inc., Cheniere Energy, Inc., Cheniere LNG, Inc. and Freeport LNG Terminal, L.L.C. (Incorporated by reference to Exhibit 2 of the Company's Current Report on Form 8-K filed on September 26, 2002 (File No. 1-16383)).

               10.3 Second Extension and Amendment to Contribution Agreement, effective as of October 4, 2002, by and among Freeport LNG Investments, LLC, Freeport LNG-GP, Inc., Cheniere Energy, Inc., Cheniere LNG, Inc. and Freeport LNG Terminal, L.L.C. (Incorporated by reference to Exhibit 1 of the Company's Current Report on Form 8-K filed on November 5, 2002 (File No. 1-16383)).

               10.4* Third Amendment to Contribution Agreement, dated as of February 27, 2003, by and among Freeport LNG Investments, LLC, Freeport LNG-GP, Inc., Cheniere Energy, Inc., Cheniere LNG, Inc. and Freeport LNG Terminal, L.L.C.

               10.5* Amended and Restated Partnership Agreement of Freeport LNG Development, L.P., dated as of February 27, 2003, by and among Freeport LNG-GP, Inc., Freeport LNG Investments, LLC and Cheniere LNG, Inc.

               10.6* Warrant to Purchase Common Stock, dated as of February 27, 2003, issued by Cheniere Energy, Inc. in favor of Freeport LNG Investments, LLC.

               10.7* Option Agreement, dated as of February 27, 2003, by and between Freeport LNG Investments, LLC and Cheniere Energy, Inc.

               10.8* Partnership Interest Purchase Agreement, dated as of March 1, 2003, by and among Contango Sundance, Inc., Contango Oil & Gas, Cheniere LNG, Inc. and Cheniere Energy, Inc.

               10.9* Warrant to Purchase Common Stock, dated as of March 1, 2003, issued by Cheniere Energy, Inc. in favor of Contango Sundance, Inc.

               99.1* Press release dated March 3, 2003 announcing the closing of the transactions contemplated by the Contribution Agreement, as amended, and the exercise of Contango Oil & Gas Company's option to acquire a 10% interest in Freeport LNG Development, L.P.

               ---------------------------------------
               * - Filed Herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHENIERE ENERGY, INC.




     Date: March 7, 2003                 By:  /s/  Don A. Turkleson
                                              ----------------------------------
                                              Name:  Don A. Turkleson
                                              Title: Chief Financial Officer